DELAWARE GROUP EQUITY FUNDS II

Delaware Diversified Value Fund

Supplement to the Fund's Prospectuses
dated January 31, 2002
(as revised May 1, 2002)

The following replaces the Fund's main investment strategies currently found in the Fund's Prospectuses on page 2:

What are the Fund's main investment strategies?

We invest primarily in dividend-paying stocks and income producing securities that are convertible into common stocks. In evaluating companies, we use a three-fold approach. First, we rank a broad universe of companies using what is known as a quantitative model. We then do additional qualitative research on the companies that appear most promising. A quantitative approach generally utilizes a computer program to evaluate a large number of stocks based on a variety of pre-selected characteristics for the stocks. We combine that with additional hands-on research that might evaluate such factors as the quality of the company's management, new product lines, the outlook for the industry and competitive pressures they might be facing. We seek to identify companies that are highly ranked by our quantitative screening and also look promising from a qualitative perspective.

In the last step of the process, we review the Fund's portfolio in comparison to the Fund's benchmark, the Russell 1000 Value Index, in order to help minimize deviations in overall portfolio characteristics and risk, in an attempt to both manage the portfolio's risk level, but also to provide consistent returns above that of the Fund's benchmark. The resulting stocks selected will typically have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: lower price to earnings ratio, lower price to cash flow ratio, a lower price to book ratio or favorable trends in earnings estimates.

The following information is added under "Our Investment Strategy" currently found in the Fund's Prospectuses on page 5:

In the final step of the investment process, we look at the entire portfolio to assess deviation between the Fund's portfolio and its benchmark, including such factors as risk and industry diversification deviation in analyzing the portfolio and considering making adjustments.

This Supplement is dated June 30, 2002.